UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 22, 2010

Hines Real Estate Investment Trust, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 22, 2010, Hines Real Estate Investment Trust, Inc. ("Hines REIT") sold Distribution Parks Elouveira and Vinhedo, two industrial properties located in Curitiba, Brazil, to BR Properties SA. In addition, during the first quarter of 2010, Hines REIT sold Distribution Park Araucaria, an industrial property located in Sao Paulo, Brazil, to BR Properties SA.  The aggregate net proceeds from these sales were $127.9 milllion after transaction costs and local taxes. The buyer is not affiliated with Hines REIT or its affiliates.

Item 7.01 Regulation FD Disclosure.

On April 28, 2010, Hines Interests Limited Partnership ("Hines") issued a press release relating to Hines REIT's disposition of Distribution Parks Araucaria, Elouveira and Vinhedo. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 8.01 Other Events.

With the authorization of its board of directors, Hines REIT declared distributions for the month of May 2010. These distributions will be calculated based on shareholders of record each day during the month of May 2010 in an amount equal to $0.00165699 per share, per day and will be paid in July 2010 in cash or reinvested in stock for those participating in Hines REIT's dividend reinvestment plan.

Item 9.01 Financial Statements and Exhibits.

 (b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith and incorporated by reference.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2009
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009
Notes to the Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits:

99.1           Press Release of Hines dated April 28, 2010.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks associated with Hines REIT's ability to generate cash flow sufficient to fund distributions and other risks described in the “Risk Factors” section of Hines REIT’s Registration Statement on Form S-11, its Annual Report on Form 10-K for the year ended December 31, 2009 and its other filings with the Securities and Exchange Commission.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

April 28, 2010	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Hines dated April 28, 2010

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Statements

On April 22, 2010, a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) sold Distribution Parks Elouveira and Vinhedo, two industrial properties located in Curitiba, Brazil, to BR Properties SA. In addition, during the first quarter of 2010, Hines REIT sold Distribution Park Araucaria, an industrial property located in Sao Paulo, Brazil, to BR Properties SA.  The aggregate net proceeds from the sales of these three industrial properties (collectively, the “Properties”) were $127.9 milllion after transaction costs and local taxes. The buyer is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the Properties, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2009
(in thousands)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the Properties as of December 31, 2009.  This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009.  This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed these transactions on December 31, 2009, nor does it purport to represent our future financial position.

	As of December 31, 2009 (a)	Adjustments for Araucaria		Adjustments for Elouveira/Vinhedo		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,889,135	$-		$(75,755	)(b)	$1,813,380
Land	466,737	-		(20,716	)(b)	446,021
Total investment property	2,355,872	-		(96,471)		2,259,401

Investment in unconsolidated entities	379,057	-		-		379,057
Assets of property held for sale	42,499	(42,499	)(c)	-		-
Cash and cash equivalents	41,577	35,359	(d)	93,264	(d)	170,200
Restricted cash and marketable securities	6,610	-		-		6,610
Distributions receivable	2,208	-		-		2,208
Interest rate swap contracts	-	-		-		-
Tenant and other receivables	48,208	-		(1,122	)(b)	47,086
Intangible lease assets, net	293,053	-		(9,277	)(b)	283,776
Deferred leasing costs	53,925	-		-		53,925
Deferred financing costs, net	8,197	-		-		8,197
Other assets	108,574	-		-		108,574
TOTAL ASSETS	$3,339,780	$(7,140)		$(13,606)		$3,319,034

LIABILITIES AND EQUITY

Liabilities:
Accounts payable and accrued expenses	$62,506	$-		$(394	)(b)	$62,112
Liabilities of property held for sale	355	(355	)(c)	-		-
Due to affiliates	10,304	-		-		10,304
Intangible lease liabilities, net	92,471	-		-		92,471
Other liabilities	18,602	-		(13	)(b)	18,589
Interest rate swap contracts	66,776	-		-		66,776
Participation interest liability	57,843	-		-		57,843
Distributions payable	33,892	-		-		33,892
Notes payable	1,588,103	-		-		1,588,103
Total liabilities	1,930,852	(355)		(407)		1,930,090

Commitments and Contingencies

Shareholders' equity:
Preferrred shares
Common shares	217	-		-		217
Additional paid-in capital	1,661,006	-		-		1,661,006
Retained deficit	(300,703)	2,412	(e)	13,158	(e)	(285,133)
Accumulated other comprehensive income	48,408	(9,197	)(e)	(26,357	)(e)	12,854
Shareholders' equity	1,408,928	(6,785)		(13,199)		1,388,944
Noncontrolling interests	-	-		-		-
Total equity	1,408,928	(6,785)		(13,199)		1,388,944
TOTAL LIABILITIES AND EQUITY	$3,339,780	$(7,140)		$(13,606)		$3,319,034

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December, 31, 2009
(in thousands)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Properties as of January 1, 2009.  This unadited Pro Forma Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended December 31, 2009 (a)	Adjustments for Araucaria		Adjustments for Elouveira/Vinhedo (b)	Pro Forma
Revenues:
Rental revenue	$337,455	$-		$(10,011)	$327,444
Other revenue	27,781	-		-	27,781
	365,236	-		(10,011)	355,225

Expenses:
Property operating expenses	93,057	-		(432)	92,625
Real property taxes	45,887	-		(396)	45,491
Property management fees	8,016	-		(117)	7,899
Depreciation and amortization	124,183	-		(4,454)	119,729
Asset management and acquisition fees	27,984	-		-	27,984
Organizational and offering expenses	-	-		-	-
General and administrative expenses	6,108	-		-	6,108
Other losses	3,441	-		-	3,441
Total Expenses	308,676	-		(5,399)	303,277
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	56,560	-		(4,612)	51,948
Gain on derivative instruments, net	49,297				49,297
Other	-	-		-	-
Interest expense	(91,538)	-		-	(91,538)
Interest income	472	-		(44)	428
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	14,791	-		(4,656)	10,135
Provision for income taxes	(1,605)	-		1,080	(525)
Equity in losses of unconsolidated entities, net	(8,777)	-		-	(8,777)
Income (loss) from continuing operations	4,409	-		(3,576)	833
Income from discontinued operations, net of taxes	1,664	(1,664	)(c)	-	-
Gain on sale of real estate	612	-		-	612
Net income	6,685	(1,664)		(3,576)	$1,445
Less: Net income attributable to noncontrolling interests	(4,065)	-		-	(4,065)
Net Income (loss) attributable to common shareholders	$2,620	$(1,664)		$(3,576)	$(2,620)
Income (loss) per common share	$0.01				$(0.01)
Weighted average number common shares outstanding	207,807				207,807

 Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2009

a.	Reflects the Company's historical consolidated balance sheet as of December 31, 2009.

b.
Reflects the Company's disposition of Distribution Parks Elouveira and Vinhedo.  Amounts represent the necessary adjustments to remove the assets and liabilities associated with Distribution Parks Elouveira and Vinhedo.

c.	Reflects the Company's disposition of Distribution Park Aruacuaria which was classifed as an asset held for sale in our historical consolidated balance sheet as of December 31, 2009.

d.	Reflects the proceeds received from the sale of the Properties less any cash on hand as of December 31, 2009.

e.	Reflects the adjustments necessary to remove the retained deficit and accumulated other comprehensive income related to the Properties.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

a.	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2009.

b.
Reflects the Company's disposition of Distribution Parks Elouveira and Vinhedo. Amount represents the necessary adjustments to remove the historical revenues and expenses of Distribution Parks Elouveira and Vinhedo, including property operating expenses, property taxes, management fees, depreciation and amortization, interest income and income taxes associated with Distribution Parks Elouveira and Vinhedo.

c.
Reflects the Company's disposition of Distribution Park Aruacuaria which was classifed as income from discontinued operations in our historical consolidated statement of operations for the year ended December 31, 2009.